EXHIBIT 10.3


                    AMENDMENT TO PURCHASE AND SALE CONTRACT
                (ALPHA BUSINESS CENTER, PLYMOUTH SERVICE CENTER,
               WESTPOINT BUSINESS CENTER, AND UNIVERSITY I & II)


     This Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 26th day of May, 1999, by and between MINNEAPOLIS BUSINESS PARKS JOINT VENTURE, a California general partnership and ANGELES MORTGAGE INVESTMENT TRUST, a California business trust (collectively, "Seller"), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Purchaser"), with respect an escrow established with Fidelity National Title Insurance Company.
     Reference is made to that certain Purchase and Sale Contract dated as of
April 20, 1999 between Purchaser and Seller (the "Contract").   Capitalized
terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser and Seller desire to amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:

     1. WAIVER OF CONTINGENCIES/DEPOSIT NON-REFUNDABLE. Purchaser hereby rescinds its notice of termination dated as of May 25, 1999, and hereby agrees and acknowledges that the Feasibility Period has expired and all of the contingencies relating thereto have been satisfied or waived. Purchaser further acknowledges that the Deposit has become non-refundable to Purchaser (unless Seller fails to perform under the terms of the Contract, or except as expressly set forth in the Contract). Purchaser further acknowledges that it has received its internal approvals and the condition precedent set forth in Section 9.1.4 of the Contract is hereby satisfied.

     2. PURCHASE PRICE. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchase Price is hereby reduced by the sum of $50,000 from $16,275,000 to $16,225,000. As between the parties comprising Seller, the $50,000 reduction shall be allocated to Minneapolis Business Parks Joint Venture (and not Angeles Mortgage Investment Trust).

     3. CLOSING DATE. The Closing Date shall occur no later than June 4, 1999 (subject to Seller's right to extend the Closing Date for an additional 30 day period as expressly set forth under the Contract). Notwithstanding the foregoing, Seller and Purchaser agree to use their best efforts to have the Closing Date occur on June 1, 1999.

     4. ASSIGNMENT BY PURCHASER. Purchaser hereby nominates Weeks Realty, L.P., a Georgia limited partnership ("Assignee"), as Purchaser under the
Contract.   Purchaser hereby assigns to Assignee Purchaser's interests under the
Contract, and Assignee hereby agrees to assume all of Purchaser's obligations and liabilities under the Contract. Seller hereby agrees to the foregoing nomination, assignment and assumption on the condition that Purchaser shall not be released from its liability and obligations under the Contract in the event of a breach of the Contract by Assignee.

     5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     All other terms and conditions of the Contract remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.
     "SELLER":

MINNEAPOLIS BUSINESS PARKS JOINT VENTURE

By: CENTURY PENSION INCOME FUND XXIII, A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership

By:      FOX PARTNERS V, a California general partnership, general partner

By:      FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, general partner

By:                                             [SEAL]
Its:

By: CENTURY PENSION INCOME FUND XXIV A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership0

By:      FOX PARTNERS VI, a California general partnership, general partner

By:      FOX CAPITAL MANAGEMENT CORPORATION, a California corporation, general partner

By:                                       [SEAL]
Its:

                                      and
ANGELES MORTAGE INVESTMENT TRUST, a California business trust

By:                        [SEAL]
Printed:
Title:

PURCHASER:
DUKE REALTY LIMITED PARTNERSHIP
By:  Duke Realty Investments, Inc.,
     Its General Partner
By:                   [SEAL]
Printed:



Title:
     "ASSIGNEE"
WEEKS REALTY, L.P., a Georgia limited partnership
By:  Weeks GP Holdings, Inc., a Georgia corporation, its sole general partner
By:                                                   [SEAL]
Printed:
Title:






















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